UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Jersey	001-37637	Not applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Finsbury Avenue
London, EC2M 2PF
United Kingdom
(Address of principal executive offices)

(781) 996-5340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.012 par value per share	MIME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On March 11, 2022, Mimecast Limited, a public limited company organized under the Laws of the Bailiwick of Jersey (“Mimecast”), held a special court-ordered meeting of shareholders (the “Scheme Meeting”) and an extraordinary general meeting of shareholders (the “Company GM”), in each case, in connection with the previously announced transaction with Magnesium Bidco Limited, a private limited company incorporated in England & Wales (“Buyer”), pursuant to which Buyer will acquire the entire share capital of Mimecast in an all-cash transaction. Buyer is an affiliate of Permira Advisors LLC.

As of February 8, 2022, the beneficial holder record date for the Scheme Meeting and Company GM, and as of March 9, 2022, the record holder record date for the Scheme Meeting and Company GM, as applicable, there were 66,945,796 ordinary shares with a par value of $0.012 (the “Company Ordinary Shares”) outstanding in the aggregate, each of which was entitled to one vote for each proposal at the Scheme Meeting and Company GM. At the Scheme Meeting, a total of 152 Company shareholders were present in person or by proxy who represented 50,525,733 Company Ordinary Shares, representing approximately 75.47% of the total Company Ordinary Shares issued and outstanding and entitled to vote, constituting a quorum to conduct business. At the Company GM, a total of 51,758,790 Company Ordinary Shares were represented in person or by proxy, representing approximately 77.31% of the total Company Ordinary Shares issued and outstanding and entitled to vote, constituting a quorum to conduct business. The final results of voting on each of the items submitted to a vote of the shareholders at the Scheme Meeting and the Company GM are as follows:

Scheme Meeting

Scheme Proposal: To approve the scheme of arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey.

The following votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required majority in number of the Company shareholders who voted in person or by proxy at the Scheme Meeting and 75% of the votes cast by those Company shareholders who voted in person or by proxy at the Scheme Meeting:

	For	Against
Company Shareholders in Number	148	4
Votes Cast	50,406,869	118,864

Company GM

Scheme and Articles Amendment Proposal: To authorize the directors of Mimecast (or a duly authorized committee thereof) to take all such action as they consider necessary or appropriate for carrying the scheme of arrangement into full effect and to amend the articles of association of Mimecast so that any Mimecast shares that are issued on or after the Voting Record Time (as defined in the scheme of arrangement) to persons other than Buyer or its nominee(s) will either be subject to the terms of the scheme of arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the scheme consideration.

The following votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required 75% of the votes cast by the Company shareholders who voted in person or by proxy at the Company GM:

For	Against
51,638,092	120,698

Compensation Proposal: To approve, on a non-binding, advisory basis, certain golden parachute compensation arrangements for certain of Mimecast’s named executive officers relating to the transaction.

The following advisory votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required majority of the votes cast by the Company shareholders who voted in person or by proxy at the Company GM:

For	Against
49,000,265	2,605,373

Item 8.01 Other Events.

On March 11, 2022, Mimecast issued a press release announcing the shareholder approval of the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (iv) the response of competitors to the proposed transaction; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vi) the ability to meet expectations regarding the timing and completion of the proposed transaction; (vii) significant costs associated with the proposed transaction; (viii) potential litigation relating to the proposed transaction; (ix) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (x) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2022	Mimecast Limited

	By:	/s/ Rafeal Brown
Rafeal Brown
Chief Financial Officer (Principal Financial and Accounting Officer)